[LOGO] Merrill Lynch  Investment Managers

                        Annual Report

                        June 30, 2001

                        Merrill Lynch
                        Low Duration Fund

www.mlim.ml.com

MERRILL LYNCH LOW DURATION FUND

OFFICERS AND DIRECTORS

Robert L. Burch III, Director
John A. G. Gavin, Director
Joe Grills, Director
Nigel Hurst-Brown, Director
Madeleine A. Kleiner, Director
Richard R. West, Director
Nancy D. Celick, President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary
Anna Marie S. Lopez, Assistant Treasurer and Assistant Secretary

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

TRANSFER AGENT

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Important Tax Information (unaudited)

Of the net investment income distributions paid monthly by Merrill Lynch Low Duration Fund during the fiscal year ended June 30, 2001, 9.59% is attributable to income from Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.

                                  Merrill Lynch Low Duration Fund, June 30, 2001

DEAR SHAREHOLDER

Fiscal Year in Review

We are pleased to present to you this annual report of Merrill Lynch Low Duration Fund for the fiscal year ended June 30, 2001. The past 12 months have brought significant uncertainty and change in the financial markets. Investors experienced a lesson on the whole concept of the value of a company. The economy moved from a period of the strongest year-over-year growth ever seen in the United States to bumping along at a near-zero growth rate, while debates over whether or not we were in a recession became the primary discussion. Federal Reserve Board Chairman Alan Greenspan changed his reputation as a gradualist by aggressively cutting the Federal Funds rate 275 basis points (2.75%) through six interest rate reductions in six months.

In June 2000, the US economy was coming off a quarter of 5.6% growth but began showing signs of slowing slightly. High energy prices and a decline in the equity markets (particularly the NASDAQ) were beginning to weigh on the pace of economic growth. It was clear to us that the manufacturing sector was bearing the brunt of the incipient slowing. The yield curve began to steepen as investors were looking ahead to probable moves by the Federal Reserve Board. These expectations proved correct as more signs of a real slowdown in the economy emerged and Federal Reserve Board Chairman Greenspan began cutting interest rates aggressively. The Federal Reserve Board's urgency may, in part, have stemmed from the fact that growth outside the United States also was slowing, adding to the pressure on the US economy. Interestingly, employment was slow to show any effects of a weakening economy, perhaps a sign of just how tight the labor market had become.

Interest rates in the intermediate and long segments of the yield curve moved lower by more than 130 basis points in the latter half of 2000, while short-term interest rates were largely unchanged. As 2001 got underway, the Federal Reserve Board started easing monetary policy and short-term interest rates moved down quickly while long-term interest rates actually moved higher. From the time the Federal Reserve Board first cut the Federal Funds rate from 6% to 5.5% at the end of January, the 10-year Treasury note's yield moved up 30 basis points. This created a challenging investing environment in which corporate spreads tightened and interest rates moved higher, while the economy was slowing and the default rate was rising. This is certainly contrary to historical precedent.

There were two major, national stories that kept the focus of the markets for large parts of the past year: the presidential election and the budget surplus. The election, while it garnered much of the market's, as well as the nation's, attention for most of the fourth quarter of 2000, did not appear to have a significant impact on the financial markets. The budget surplus, on the other hand, has continued to be a dominant theme in the valuation of the bond market for a year and a half. The notion of a budget surplus inspired Treasury buybacks and prompted a huge rally in US Treasury securities during early and mid-2000. Since then, the buybacks have kept pressure on interest rates, keeping them lower than otherwise might have been the case, especially in the long end of the curve. This is particularly noticeable when looking at swap spreads, a good proxy for general credit spreads, which have stayed near all-time highs for more than a year. In other words, we have seen a larger-than-normal difference between the general level of interest rates (for example, corporate borrowing rates, mortgage rates and consumer loan rates) and the rate at which the Government borrows.

While it is true that general spreads remain at historically wide levels, spread products have actually performed quite well during the first half of 2001. This recovery followed the breathtakingly poor performance of these sectors in the previous year. During the year 2000, the credit portion of the unmanaged Lehman Brothers Aggregate Bond Index posted-417 basis points of excess return. Mortgage-backed securities posted a comparatively good -69 basis points during the same time period. This set up the recovery in spread product, which occurred during the first half of 2001 despite an economy that is struggling with a possible recession. The credit component of the Index contributed 282 basis points of excess return between January 1, 2001 and June 30, 2001. Mortgage-backed securities added 28 basis points of excess return for the same period. Asset-backed securities were somewhat less volatile, contributing 40 basis points and 86 basis points during the year 2000 and first half of 2001, respectively.

The Fund's Class A, Class B, Class C and Class D Shares provided investors with total returns of +5.95%, +5.16%, +5.10% and +5.58%, respectively, since inception (October 6, 2000) through June 30, 2001. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.) Performance was helped by the excellent performance of the bond market. Unfortunately, this was below the +6.19% return of the Merrill Lynch 1-3 Year U.S. Treasury Note Index for the same period. The Fund's heavy weighting in corporate securities in the second half of 2000 negatively affected the relative returns of the Fund. This was compounded by our holding debt issued by Comdisco Inc., a company that suffered financial difficulties, which negatively affected performance during the second quarter of 2001. Our substantial holdings of asset-backed securities, on the other hand, were a positive factor. The structure of the portfolio along the yield curve was a slight negative as our concentration in intermediate-term securities meant that the Fund held fewer notes in the short portion of the yield curve, which was the best-performing sector during the first part of 2001.

In Conclusion

We appreciate your continued support of Merrill Lynch Low Duration Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Nancy D. Celick

Nancy D. Celick
President


/s/ Patrick Maldari

Patrick Maldari
Portfolio Manager


/s/ Frank Viola

Frank Viola
Portfolio Manager

August 16, 2001

We are pleased to announce that Patrick Maldari and Frank Viola are responsible for the day-to-day management of Merrill Lynch Low Duration Fund. Mr. Maldari is Managing Director of Mercury Advisors and a CFA charterholder. He has been employed by Fund Asset Management, L.P. ("FAM") since 1984. Mr. Viola is Director of FAM and Portfolio Manager for the U.S. Fixed Income Group. Mr. Viola joined FAM in 1991.


                                     2 & 3

                                  Merrill Lynch Low Duration Fund, June 30, 2001

PERFORMANCE DATA

About Fund Performance

  Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 3% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.65% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.65% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 3% and an account maintenance fee of 0.25% (but no distribution fee).

  None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Portfolio's investment adviser pays annual operating expenses of the Fund's Class A, Class B, Class C, and Class D Shares in excess of .58%, 1.48%, 1.48% and .83%, respectively, of the average net assets of each Class. If the investment adviser did not pay such expenses, net returns would be lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

TOTAL RETURN BASED ON A $10,000 INVESTMENT--Class A and Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A and Class B Shares compared to growth of an investment in the Merrill Lynch 1-3 Yr US Treasury Note Index. Beginning and ending values are:

                                                      10/06/00**      6/01
ML Low Duration Fund+--
Class A Shares*                                        $ 9,700       $10,277
ML Low Duration Fund+--
Class B Shares*                                        $10,000       $10,116
Merrill Lynch 1-3 Yr US Treasury Note Index++          $10,000       $10,620

TOTAL RETURN BASED ON A $10,000 INVESTMENT--Class C and Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C and Class D Shares compared to growth of an investment in the Merrill Lynch 1-3 Yr US Treasury Note Index. Beginning and ending values are:

                                                      10/06/00**       6/01
ML Low Duration Fund+--
Class C Shares*                                        $10,000        $10,410
ML Low Duration Fund+--
Class D Shares*                                        $ 9,700        $10,241
Merrill Lynch 1-3 Yr US Treasury Note Index++          $10,000        $10,620

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
** Commencement of operations.
 + The Fund invests all of its assets in Low Duration Master Portfolio of Fund Asset Management Master Trust. The Portfolio invests in bonds of varying maturities with a portfolio duration of one to three years.
++ This unmanaged Index is an index of Treasury securities with maturities of one to three years, which securities are guaranteed as to the timely payment of prinicpal and interest by the U.S. government. The starting date for the Index in each of the graphs is from 10/31/00.

   Past performance is not indicative of future results.

AGGREGATE TOTAL RETURN

                                          % Return Without       % Return With
                                             Sales Charge         Sales Charge**
================================================================================
Class A Shares*
================================================================================
Inception (10/06/00) through 6/30/01            +5.95%                +2.77%
--------------------------------------------------------------------------------
 * Maximum sales charge is 3%.
** Assuming maximum sales charge.

                                              % Return               % Return
                                             Without CDSC           With CDSC**
================================================================================
Class B Shares*
================================================================================
Inception (10/06/00) through 6/30/01             +5.16%           +1.15%
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

                                              % Return                % Return
                                            Without CDSC             With CDSC**
================================================================================
Class C Shares*
================================================================================
Inception (10/06/00) through 6/30/01           +5.10%                   +4.09%
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                                          % Return Without       % Return With
                                             Sales Charge         Sales Charge**
================================================================================
Class D Shares*
================================================================================
Inception (10/06/00) through 6/30/01            +5.58%                +2.41%
--------------------------------------------------------------------------------
 * Maximum sales charge is 3%.
** Assuming maximum sales charge.


                                     4 & 5

                                  Merrill Lynch Low Duration Fund, June 30, 2001

PERFORMANCE DATA (concluded)

Recent Performance Results*

                                                         6 Month      Since Inception       Standardized
As of June 30, 2001                                   Total Return     Total Return         30-Day Yield
=========================================================================================================
ML Low Duration Fund Class A Shares*                      +4.13%           +5.95%                5.36%
---------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class B Shares*                      +3.61            +5.16                 4.64
---------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class C Shares*                      +3.65            +5.10                 4.64
---------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class D Shares*                      +3.82            +5.58                 5.13
---------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S. Treasury Note Index**         +3.97            +6.19                   --
=========================================================================================================

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 10/06/00.
** This unmanaged Index is comprised of Treasury securities with maturities of one to three years. Since inception total return is from 10/31/00.

STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
LOW DURATION
FUND          As of June 30, 2001
==============================================================================================================================
Assets:       Investment in Low Duration Master Portfolio, at value
              (identified cost--$11,226,795) ...................................................                  $ 11,227,502
              Administrator receivable .........................................................                        32,694
                                                                                                                  ------------
              Total assets .....................................................................                    11,260,196
                                                                                                                  ------------
==============================================================================================================================
Liabilities:  Payables:
                Dividends to shareholders ......................................................   $     25,742
                Distributor ....................................................................          6,100         31,842
                                                                                                   ------------
              Accrued expenses .................................................................                        34,503
                                                                                                                  ------------
              Total liabilities ................................................................                        66,345
                                                                                                                  ------------
==============================================================================================================================
Net Assets:   Net assets .......................................................................                  $ 11,193,851
                                                                                                                  ============
==============================================================================================================================
Net Assets    Class A Shares of Common Stock, $.01 par value, 100,000,000 shares authorized ....                  $      1,133
Consist of:   Class B Shares of Common Stock, $.01 par value, 200,000,000 shares authorized ....                         4,928
              Class C Shares of Common Stock, $.01 par value, 100,000,000 shares authorized ....                         4,672
              Class D Shares of Common Stock, $.01 par value, 100,000,000 shares authorized ....                           263
              Paid-in capital in excess of par .................................................                    11,182,063
              Undistributed investment income--net .............................................                         3,723
              Accumulated realized capital losses on investments from the Portfolio--net .......                        (3,638)
              Unrealized appreciation on investments from the Portfolio--net ...................                           707
                                                                                                                  ------------
              Net assets .......................................................................                  $ 11,193,851
                                                                                                                  ============
==============================================================================================================================
Net Asset     Class A--Based on net assets of $1,156,118 and 113,274 shares outstanding ........                  $      10.21
Value:                                                                                                            ============
              Class B--Based on net assets of $5,015,955 and 492,788 shares outstanding ........                  $      10.18
                                                                                                                  ============
              Class C--Based on net assets of $4,753,687 and 467,163 shares outstanding ........                  $      10.18
                                                                                                                  ============
              Class D--Based on net assets of $268,091 and 26,300 shares outstanding ...........                  $      10.19
                                                                                                                  ============
==============================================================================================================================

              See Notes to Financial Statements.


                                     6 & 7

                                  Merrill Lynch Low Duration Fund, June 30, 2001

STATEMENT OF OPERATIONS

MERRILL LYNCH
LOW DURATION
FUND                     For the Period October 6, 2000+ to June 30, 2001
=======================================================================================================================
Investment Income        Investment income allocated from the Portfolio ......................                $ 134,712
From the Portfolio--     Expenses allocated from the Portfolio ...............................                   (6,880)
Net:                                                                                                          ---------
                         Net investment income from the Portfolio ............................                  127,832
                                                                                                              ---------
=======================================================================================================================
Expenses:                Registration fees ...................................................   $  84,951
                         Offering costs ......................................................      55,820
                         Printing and shareholder reports ....................................      14,972
                         Account maintenance and distribution fees--Class C ..................       8,488
                         Account maintenance and distribution fees--Class B ..................       6,563
                         Administration fees .................................................       5,119
                         Professional fees ...................................................       1,868
                         Accounting services .................................................         778
                         Transfer agent fees--Class C ........................................         474
                         Transfer agent fees--Class B ........................................         366
                         Transfer agent fees--Class A ........................................         172
                         Account maintenance fees--Class D ...................................          81
                         Transfer agent fees--Class D ........................................          16
                         Other ...............................................................       2,867
                                                                                                 ---------
                         Total expenses before reimbursement .................................     182,535
                         Reimbursement of expenses ...........................................    (162,403)
                                                                                                 ---------
                         Total expenses after reimbursement ..................................                   20,132
                                                                                                              ---------
                         Investment income--net ..............................................                  107,700
                                                                                                              ---------
=======================================================================================================================
Realized &               Realized loss on investments from the Portfolio--net ................                   (3,969)
Unrealized Gain          Unrealized appreciation on investments from the Portfolio--net ......                      707
(Loss) from the                                                                                               ---------
Portfolio--Net:          Net Increase in Net Assets Resulting from Operations ................                $ 104,438
                                                                                                              =========
=======================================================================================================================

+ Commencement of operations.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   For the Period
MERRILL LYNCH                                                                                      Oct. 6, 2000+
LOW DURATION                                                                                         to June 30,
FUND                     Increase (Decrease) in Net Assets:                                             2001
================================================================================================================
Operations:              Investment income--net ................................................   $     107,700
                         Realized loss on investments from the Portfolio--net ..................          (3,969)
                         Unrealized appreciation on investments from the Portfolio--net ........             707
                                                                                                   -------------
                         Net increase in net assets resulting from operations ..................         104,438
                                                                                                   -------------
================================================================================================================
Dividends to             Investment income--net:
Shareholders:              Class A .............................................................         (18,264)
                           Class B .............................................................         (38,105)
                           Class C .............................................................         (47,547)
                           Class D .............................................................          (1,817)
                                                                                                   -------------
                         Net decrease in net assets resulting from dividends to shareholders ...        (105,733)
                                                                                                   -------------
================================================================================================================
Capital Share            Net increase in net assets derived from capital share transactions ....      11,145,146
Transactions:                                                                                      -------------
================================================================================================================
Net Assets:              Total increase in net assets ..........................................      11,143,851
                         Beginning of period ...................................................          50,000
                                                                                                   -------------
                         End of period* ........................................................   $  11,193,851
                                                                                                   =============
================================================================================================================
                       * Undistributed investment income--net ..................................   $       3,723
                                                                                                   =============
================================================================================================================

+ Commencement of operations.

See Notes to Financial Statements.


                                     8 & 9

                                  Merrill Lynch Low Duration Fund, June 30, 2001

FINANCIAL HIGHLIGHTS

MERRILL LYNCH         The following per share data and ratios have been derived
LOW DURATION          from information provided in the financial statements.
FUND
                                                                                 For the Period October 6, 2000+ to June 30, 2001
                                                                                 ------------------------------------------------
                      Increase (Decrease) in Net Asset Value:                    Class A      Class B        Class C      Class D
=================================================================================================================================
Per Share             Net asset value, beginning of period ....................  $ 10.00      $ 10.00        $ 10.00      $ 10.00
Operating                                                                        -------      -------        -------      -------
Performance:          Investment income--net ..................................      .40          .33            .32          .36
                      Realized and unrealized gain on investments from the
                      Portfolio--net ..........................................      .19          .18            .18          .19
                                                                                 -------      -------        -------      -------
                      Total from investment operations ........................      .59          .51            .50          .55
                                                                                 -------      -------        -------      -------
                      Less dividends from investment income--net ..............     (.38)        (.33)          (.32)        (.36)
                                                                                 -------      -------        -------      -------
                      Net asset value, end of period ..........................  $ 10.21      $ 10.18        $ 10.18      $ 10.19
                                                                                 =======      =======        =======      =======
=================================================================================================================================
Total Investment      Based on net asset value per share ......................    5.95%@       5.16%@         5.10%@       5.58%@
Return:**                                                                        =======      =======        =======      =======
=================================================================================================================================
Ratios to Average     Expenses, net of reimbursement++ ........................     .58%*       1.48%*         1.48%*        .83%*
Net Assets:                                                                      =======      =======        =======      =======
                      Expenses++...............................................    8.51%*       9.41%*         9.41%*       8.76%*
                                                                                 =======      =======        =======      =======
                      Investment income--net...................................    6.00%*       5.10%*         5.10%*       5.75%*
                                                                                 =======      =======        =======      =======
=================================================================================================================================
Supplemental Data:    Net assets, end of period (in thousands) ................  $ 1,156      $ 5,016        $ 4,754      $   268
                                                                                 =======      =======        =======      =======
=================================================================================================================================

 *  Annualized.
** Total investment returns exclude the effects of sales charges. The Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
 +  Commencement of operations.
++  Includes the Fund's share of the Portfolio's allocated expenses.
 @  Aggregate total investment return.

    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MERRILL LYNCH LOW DURATION FUND

1. Significant Accounting Policies:

Merrill Lynch Low Duration Fund (the "Fund") is a fund of Merrill Lynch Investment Managers Funds, Inc. (the "Company"). The Company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Maryland Corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Low Duration Master Portfolio (the "Portfolio") of the Fund Asset Management Master Trust, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at June 30, 2001 was 3.7%. Prior to commencement of operations on October 6, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 5,000 capital shares of the Fund on September 22, 2000 to Fund Asset Management, L.P. ("FAM") for $50,000. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares, and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $204 have been reclassified between undistributed net investment income and accumulated net realized capital losses, $127


                                    10 & 11

                                  Merrill Lynch Low Duration Fund, June 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

MERRILL LYNCH LOW DURATION FUND

has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $1,960 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Company has entered into an Administrative Services Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. FAM has contractually agreed to pay all annual operating expenses of Class A, Class B, Class C and Class D Shares in excess of .58%, 1.48%, 1.48% and .83%, respectively, as applied to the daily net assets of each class through June 30, 2001. For the period October 6, 2000 to June 30, 2001, FAM earned fees of $5,119, all of which was waived. Also, FAM reimbursed the Fund $157,284 for additional expenses.

The Company has also entered into a Distribution Agreement and Distributions Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                 Account           Distribution
                                             Maintenance Fee            Fee
--------------------------------------------------------------------------------
Class B ..................................        .25%                 .65%
Class C ..................................        .25%                 .65%
Class D ..................................        .25%                  --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Company are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:

Increases and decreases in the Fund's investment in the Portfolio for the period October 6, 2000 to June 30, 2001 were $11,595,116 and $492,184, respectively.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $11,145,146 for the period October 6, 2000 to June 30, 2001.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Period                                         Dollar
October 6, 2000+ to June 30, 2001                      Shares         Amount
--------------------------------------------------------------------------------
Shares sold ..................................         173,151      $ 1,762,124
Shares issued to shareholders
in reinvestment of dividends .................             843            8,592
                                                       -------         --------
Total issued .................................         173,994        1,770,716
Shares redeemed ..............................         (61,970)        (632,464)
                                                       -------         --------
Net increase .................................         112,024      $ 1,138,252
                                                       =======      ===========
--------------------------------------------------------------------------------
+ Prior to October 6, 2000 (commencement of operations), the Fund issued 1,250 shares to FAM for $12,500.

--------------------------------------------------------------------------------
Class B Shares for the Period                                         Dollar
October 6, 2000+ to June 30, 2001                      Shares         Amount
--------------------------------------------------------------------------------
Shares sold ..................................         505,950      $ 5,157,989
Shares issued to shareholders
in reinvestment of dividends .................             535            5,433
                                                       -------         --------
Total issued .................................         506,485        5,163,422
Shares redeemed ..............................         (14,947)        (152,061)
                                                       -------         --------
Net increase .................................         491,538      $ 5,011,361
                                                       =======      ===========
--------------------------------------------------------------------------------
+ Prior to October 6, 2000 (commencement of operations), the Fund issued 1,250 shares to FAM for $12,500.

--------------------------------------------------------------------------------
Class C Shares for the Period                                         Dollar
October 6, 2000+ to June 30, 2001                      Shares         Amount
--------------------------------------------------------------------------------
Shares sold ..................................         469,684      $ 4,778,403
Shares issued to shareholders
in reinvestment of dividends .................           2,917           29,619
                                                       -------      -----------
Total issued .................................         472,601        4,808,022
Shares redeemed ..............................          (6,688)         (68,624)
                                                       -------      -----------
Net increase .................................         465,913      $ 4,739,398
                                                       =======      ===========
--------------------------------------------------------------------------------
+ Prior to October 6, 2000 (commencement of operations), the Fund issued 1,250 shares to FAM for $12,500.

--------------------------------------------------------------------------------
Class D Shares for the Period                                         Dollar
October 6, 2000+ to June 30, 2001                       Shares         Amount
--------------------------------------------------------------------------------
Shares sold ..................................          27,985      $   286,064
Shares issued to shareholders
in reinvestment of dividends .................             169            1,725
                                                        ------      -----------
Total issued .................................          28,154          287,789
Shares redeemed ..............................          (3,104)         (31,654)
                                                        ------      -----------
Net increase .................................          25,050      $   256,135
                                                        ======      ===========
--------------------------------------------------------------------------------
+ Prior to October 6, 2000 (commencement of operations), the Fund issued 1,250 shares to FAM for $12,500.

5. Subsequent Event:

On July 26, 2001, the Company's Board of Directors declared an ordinary income dividend in the amount of $.041994 per Class A Share, $.036080 per Class B Share, $.035889 per Class C Share and $.040500 per Class D Share payable on July 31, 2001 to shareholders of record as of July 25, 2001.

6. Change in Independent Auditors:

On July 31, 2001, the Board of Directors of the Company, upon the recommendation of the Board's audit committee, approved a change of the Fund's independent auditors to Ernst & Young LLP. Further, there were no disagreements between Fund management and PricewaterhouseCoopers LLP prior to their resignation.


                                    12 & 13

                                  Merrill Lynch Low Duration Fund, June 30, 2001

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Merrill Lynch Investment Managers Funds, Inc. and Shareholders of Merrill Lynch Low Duration Fund:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Low Duration Fund as of June 30, 2001, and the related statements of operations and changes in net assets and the financial highlights for the period from October 6, 2000 (commencement of operations) to June 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Low Duration Fund at June 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from October 6, 2000 to June 30, 2001, in conformity with accounting principles generally accepted in the United States.


                                        /s/ ERNST & YOUNG LLP

MetroPark, New Jersey
August 17, 2001


SCHEDULE OF INVESTMENTS                                          (in US dollars)

Low Duration Master Portfolio

                                                     Face
                      Industries                     Amount                           Investments                         Value
==================================================================================================================================
CORPORATE BONDS &     Cable Television             $2,940,000   Comcast Cable Communications, 6.375% due 1/30/2006     $ 2,953,730
NOTES--36.6%          Services--1.0%
                      ------------------------------------------------------------------------------------------------------------
                      Defense--1.1%                 3,240,000   Litton Industries Inc., 6.05% due 4/15/2003              3,251,178
                      ------------------------------------------------------------------------------------------------------------
                      Electric--Integrated--0.3%    1,000,000   Americana Electric Power, 5.50% due 5/15/2003              998,230
                      ------------------------------------------------------------------------------------------------------------
                      Financial Services--10.7%     4,475,000   Bear Stearns Companies Inc., 6.15% due 3/02/2004         4,464,260
                                                    3,100,000   CIT Group Inc., 5.625% due 5/17/2004                     3,070,736
                                                    1,425,000   Citigroup Inc., 5.70% due 2/06/2004                      1,438,367
                                                                Countrywide Home Loans:
                                                    1,600,000     5.25% due 5/22/2003                                    1,604,496
                                                    2,400,000     5.25% due 6/15/2004                                    2,378,424
                                                    1,450,000   Donaldson, Lufkin & Jenrette Inc., 6.875% due
                                                                11/01/2005                                               1,491,586
                                                    4,400,000   Ford Motor Credit Company, 7.60% due 8/01/2005           4,617,888
                                                    5,700,000   Household Financial Corporation, 6.50% due 1/24/2006     5,794,791
                                                                Pemex Finance Ltd.:
                                                      360,000     9.14% due 8/15/2004                                      381,935
                                                    3,747,083     8.45% due 2/15/2007                                    3,954,672
                                                    3,350,000   Salomon Inc., 6.75% due 8/15/2003                        3,451,438
                                                                                                                       -----------
                                                                                                                        32,648,593
                      ------------------------------------------------------------------------------------------------------------
                      Foods--0.4%                   1,200,000   Conagra Inc., 7.40% due 9/15/2004                        1,234,644
                      ------------------------------------------------------------------------------------------------------------
                      Insurance--1.2%               3,500,000   Marsh & McLennan Companies Inc., 6.625% due 6/15/2004    3,591,700
                      ------------------------------------------------------------------------------------------------------------
                      Manufacturing--0.5%           1,725,000   Bombardier Capital Ltd., 6% due 1/15/2002 (c)            1,736,651
                      ------------------------------------------------------------------------------------------------------------
                      Multimedia--1.2%              3,600,000   AOL Time Warner, 6.125% due 4/15/2006                    3,589,884
                      ------------------------------------------------------------------------------------------------------------
                      Oil--Integrated--4.0%         2,400,000   Ashland Inc., 4.54% due 3/07/2003 (a)                    2,397,266
                                                    5,250,000   Occidental Petroleum Corp. (MOPPRS), 6.40% due
                                                                4/01/2003                                                5,324,498
                                                    2,425,000   Pennzoil-Quaker State, 9.40% due 12/01/2002              2,448,377
                                                    2,000,000   Williams Companies Inc., 6.20% due 8/01/2002             2,016,760
                                                                                                                       -----------
                                                                                                                        12,186,901
                      ------------------------------------------------------------------------------------------------------------
                      Pipelines--0.4%               1,100,000   Mapco Inc., 8.70% due 5/15/2002                          1,139,985
                      ------------------------------------------------------------------------------------------------------------
                      Real Estate Investment        1,000,000   Avalonbay Communities, 6.58% due 2/15/2004               1,004,210
                      Trust--0.3%
                      ------------------------------------------------------------------------------------------------------------
                      Special Situations--1.0%      3,000,000   GS Escrow Corporation, 6.75% due 8/01/2001               2,998,380
                      ------------------------------------------------------------------------------------------------------------


                                    14 & 15

                                  Merrill Lynch Low Duration Fund, June 30, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

Low Duration Master Portfolio (continued)

                                                     Face
                      Industries                     Amount                           Investments                         Value
===================================================================================================================================
CORPORATE BONDS &     Telecommunications--2.0%    $ 3,115,000   Sprint Spectrum LP, 11% due 8/15/2006                    $3,305,327
NOTES                                               2,800,000   WorldCom, Inc., 8% due 5/15/2006                          2,912,952
(concluded)                                                                                                              ----------
                                                                                                                          6,218,279
                      -------------------------------------------------------------------------------------------------------------
                      Trucking & Leasing--1.2%      3,650,000   Amerco, 8.80% due 2/04/2005                               3,628,856
                      -------------------------------------------------------------------------------------------------------------
                                                                Total Corporate Bonds & Notes (Cost--$76,844,673)        77,181,221
===================================================================================================================================
GOVERNMENT AGENCY     Collateralized Mortgage                   Fannie Mae:
MORTGAGE-BACKED       Obligations--10.4%              400,059     1993-45 SB, 8.908% due 4/25/2023 (a)                      387,879
SECURITIES**--                                      2,852,165     1993-53 AT, 6% due 10/25/2013                           2,882,826
10.6%                                                 869,827     1993-6 S, 14.245% due 1/25/2008 (a)                       908,198
                                                       30,000     1994-60 D, 7% due 4/25/2024                                30,323
                                                      550,317     1997-59 SU, 7.70% due 9/25/2023 (a)                       551,760
                                                    2,580,558     1999-64 SM, 13.762% due 1/25/2030 (a)                   2,476,625
                                                    2,623,151     2001-18 ZA, 7% due 6/25/2030                            2,595,684
                                                    2,750,000     G94-9 PH, 6.50% due 9/17/2021                           2,800,655
                                                                Freddie Mac:
                                                    1,372,162     1241 J, 7% due 9/15/2021                                1,383,243
                                                        5,164     1336 H, 7.75% due 1/15/2021                                 5,153
                                                    4,442,018     1484 H, 6% due 11/15/2021                               4,452,191
                                                      512,496     1564 SB, 9.967% due 8/15/2008 (a)                         521,454
                                                       71,000     1617 D, 6.50% due 11/15/2023                               68,918
                                                    2,820,508     2264 SM, 9.50% due 10/15/2030                           2,824,908
                                                      908,906     2295 SJ, 12.903% due 3/15/2031 (a)                        804,089
                                                    2,764,896     2319 JZ, 6.50% due 5/15/2031                            2,688,861
                                                                Government National Mortgage Association:
                                                    2,370,192     2001-5 PN, 21.897% due 4/20/2028 (a)                    2,568,884
                                                    4,000,000     2001-7 TV, 6% due 2/20/2025                             3,981,250
                                                                                                                         ----------
                                                                                                                         31,932,901
                      -------------------------------------------------------------------------------------------------------------
                      Stripped Mortgage-Backed                  Fannie Mae:
                      Securities--0.2%                 46,845     1993-72 J, 6.50% due 12/25/2006 (b)                           967
                                                      464,770     1994-53 E, 0% due 11/25/2023 (d)                          459,327
                                                      446,466     1998-48 CL, 6.50% due 8/25/2028 (b)                        73,006
                                                                                                                         ----------
                                                                                                                            533,300
                      -------------------------------------------------------------------------------------------------------------
                                                                Total Government Agency Mortgage-Backed Securities
                                                                (Cost--$32,228,799)                                      32,466,201
===================================================================================================================================
GOVERNMENT AGENCY     Government Agency                         Fannie Mae:
OBLIGATIONS--         Obligations--11.3%            7,500,000     5.625% due 5/14/2004                                    7,621,725
11.3%                                               5,500,000     5.78% due 6/06/2006                                     5,500,000
                                                    4,000,000     5.80% due 12/05/2006                                    4,000,000
                                                    9,280,000   Federal Farm Credit Bank, 5.15% due 3/05/2004             9,320,553
                                                    2,475,000   Federal Home Loan Bank, 4.75% due 6/28/2004               2,471,411
                                                    5,250,000   Freddie Mac, 7% due 7/15/2005                             5,546,940
                      -------------------------------------------------------------------------------------------------------------
                                                                Total Government Agency Obligations (Cost--$34,429,075)  34,460,629
===================================================================================================================================
NON-AGENCY            Asset-Backed                    605,230   ACC Automobile Receivables Trust, 1997-C A, 6.40%
MORTGAGE-BACKED       Securities--15.5%                         due 3/17/2004                                               607,093
SECURITIES**--                                      3,345,681   Asset Backed Funding Certificates, 1999-1 A2F, 7.641%
29.2%                                                           due 10/25/2030                                            3,439,172
                                                    2,860,211   Banc of America Commercial Mortgage Inc., 2000-1 A1A,
                                                                7.109% due 11/15/2031                                     2,957,669
                                                      338,943   CPS Auto Trust, 1998-1 A, 6% due 8/15/2003                  340,790
                                                    3,000,000   Centex Home Equity, 2001-B A2, 5.35% due 10/25/2022       2,993,906
                                                    1,887,976   CityScape Home Equity Loan Trust, 1996-4 A10, 7.40%
                                                                due 9/25/2027                                             1,945,493
                                                      424,192   Commercial Mortgage Acceptance Corporation, 1996-C2 A2,
                                                                6.915% due 9/15/2023 (a)                                    434,267
                                                      723,287   Countrywide Home Equity Loan Trust, 1999-A, 4.30%
                                                                due 4/15/2025 (a)                                           722,146
                                                    3,325,165   Duck Auto Grantor Trust, 2000-B A, 7.26%
                                                                due 5/15/2005 (a)                                         3,363,612
                                                    3,216,549   First Union-Lehman Brothers Commercial Mortgage,
                                                                1997-C1 A1, 7.15% due 2/18/2004                           3,318,904
                                                    1,234,506   First Union NB-Bank of America Commercial Mortgage
                                                                Trust, 2001-C1 A1, 5.711% due 3/15/2033 (a)               1,208,272
                                                      745,426   Fund America Investors Trust I, 1998-NMC1 M1, 4.413%
                                                                due 6/25/2028 (a)                                           740,192
                                                    4,738,061   GS Mortgage Securities Corporation II, 1998-C1 A1,
                                                                6.06% due 10/18/2030 (a)                                  4,770,375
                                                                Green Tree Recreational, Equipment and Consumer Trust:
                                                    2,250,000     1996-B, 7.70% due 7/15/2018                             2,217,125
                                                    1,821,990     1996-C A1, 4.363% due 10/15/2017 (a)                    1,824,433
                                                    2,250,000   IndyMac Home Equity Loan Asset-Backed Trust, 2001-B AF3,
                                                                5.692% due 3/25/2027 (a)                                  2,233,828
                                                    2,750,000   Nomura Asset Securities Corporation, 1995-MD3 A1B,
                                                                8.15% due 3/04/2020                                       2,928,388
                                                                Resolution Trust Corporation:
                                                    6,377,503     1994-C1 E, 8% due 6/25/2026                             6,338,179
                                                    1,691,566     1994-C1 F, 8% due 6/25/2026                             1,681,164
                                                    3,335,410     1994-C2 G, 8% due 4/25/2025                             3,310,704
                                                                                                                         ----------
                                                                                                                         47,375,712
                      -------------------------------------------------------------------------------------------------------------
                      Collateralized Mortgage                   Bank of America Mortgage Securities (a):
                      Obligations--12.9%            4,979,271     2000-A A1, 6.984% due 1/25/2031                         5,051,470
                                                    3,950,000     2001-B A2, 6.069% due 6/25/2031                         3,917,906
                                                      472,427   Blackrock Capital Finance LP, 1997-R2 AP, 13.33%
                                                                due 12/25/2035 (a)                                          479,514
                                                   12,398,562   CS First Boston Mortgage Securities Corp., 1995-WF1 AX,
                                                                1.338% due 12/21/2027 (a)(b)                                295,944
                                                    5,294,936   Chase Commercial Mortgage Securities Corporation,
                                                                1998-2 A1, 6.025% due 8/18/2007                           5,309,467
                                                    2,212,502   Chase Mortgage Finance Corporation, 1998-S4 A3,
                                                                6.55% due 8/25/2028                                       2,231,928


                                    16 & 17

                                  Merrill Lynch Low Duration Fund, June 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

Low Duration Master Portfolio (concluded)

                                                     Face
                      Industries                     Amount                           Investments                         Value
===================================================================================================================================
NON-AGENCY            Collateralized Mortgage  $     4,000   Countrywide Funding Corp., 1994-17, A9, 8% due 7/25/2024  $      4,160
MORTGAGE-BACKED       Obligations                6,603,353   Countrywide Home Loans, 2000-1 A1, 7.50% due 2/25/2030       6,676,188
SECURITIES            (concluded)                  128,992   Equicon Home Equity Loan Trust, 1994-2 A7, 4.631%
(concluded)                                                  due 11/18/2025 (a)                                             129,097
                                                 5,984,000   GE Capital Mortgage Services, Inc., 1996-5 A4, 6.75%
                                                             due 3/25/2011                                                6,066,220
                                                   160,068   Housing Securities Inc., 1994-2 B1, 6.50% due 7/25/2009        126,454
                                                 1,619,630   Ocwen Residential MBS Corporation, 1998-R2 AP, 8.081%
                                                             due 11/25/2034 (a)                                           1,599,384
                                                 4,165,683   PNC Mortgage Securities Corp., 1997-3 1A5, 7%
                                                             due 5/25/2027                                                4,176,889
                                                   177,305   Prudential Home Mortgage Securities, 1993-36 A10, 7.25%
                                                             due 10/25/2023                                                 177,968
                                                    46,510   Residential Funding Mortgage Securities Inc., 1993-S9 A8,
                                                             11.958% due 2/25/2008 (a)                                       47,729
                                                   579,252   Saxon Asset Securities Trust, 1996-1 A1, 7.38%
                                                             due 2/25/2024                                                  580,642
                                                             Structured Mortgage Asset Residential Trust:
                                                    41,374     1991-1H, 8.25% due 6/25/2022                                  42,939
                                                    58,370     1992-3A AA, 8% due 10/25/2007                                 60,415
                                                    34,571     1993-5A AA, 10.189% due 6/25/2024 (a)                         37,846
                                                   469,098   Walsh Acceptance, 1997-2 A, 5.089% due 3/01/2027 (a)           472,244
                                                 1,900,000   Washington Mutual, 2000-1 B1, 8.089% due 1/25/2040 (a)       1,885,750
                                                                                                                       ------------
                                                                                                                         39,370,154
                                                                                                                       ------------
                      -------------------------------------------------------------------------------------------------------------
                      Pass-Through                 183,863   Citicorp Mortgage Securities, Inc., 1989-8 A1, 10.50%
                      Securities--0.1%                       due 6/25/2019                                                  200,275
                      -------------------------------------------------------------------------------------------------------------
                      Stripped Mortgage-Backed  44,432,272   Asset Securitization Corporation, 1997-D5, ACS1, 2.091%
                                                             due 2/14/2043 (a)(b)                                         1,045,656
                      Securities--0.7%          19,350,000   Saxon Asset Securities Trust, 2000-2 AIO, 6%
                                                             due 7/25/2030 (b)                                            1,354,802
                                                                                                                       ------------
                                                                                                                          2,400,458
                      -------------------------------------------------------------------------------------------------------------
                                                             Total Non-Agency Mortgage-Backed Securities
                                                             (Cost--$89,401,241)                                         89,346,599
===================================================================================================================================
                                                  Shares
                                                   Held
===================================================================================================================================
PREFERRED             Preferred Stock--0.4%          1,500   Home Ownership Funding 2                                     1,120,500
STOCK--0.4%           -------------------------------------------------------------------------------------------------------------
                                                             Total Preferred Stock (Cost--$1,500,000)                     1,120,500
===================================================================================================================================
                                                  Face
                                                 Amount
===================================================================================================================================
US TREASURY           US Treasury                            US Treasury Inflation Index Notes:
OBLIGATIONS--15.6%    Obligations--15.6%       $13,000,000     3.625% due 7/15/2002                                      14,624,543
                                                18,325,000     3.625% due 1/15/2008                                      20,511,736
                                                             US Treasury Notes:
                                                11,300,000     4.75% due 2/15/2004                                       11,363,506
                                                 1,100,000     4.625% due 5/15/2006                                       1,084,875
                      -------------------------------------------------------------------------------------------------------------
                                                             Total US Treasury Obligations (Cost--$47,356,772)           47,584,660
===================================================================================================================================
SHORT-TERM            Commercial Paper*--        1,750,000   Powergen US Funding LLC, 4.05% due 8/07/2001                 1,742,913
INVESTMENTS--4.2%     4.2%                      11,200,000   Safeway Incorporated, 4.30% due 7/02/2001                   11,200,000
                      -------------------------------------------------------------------------------------------------------------
                                                             Total Short=Term Investments (Cost--$12,942,913)            12,942,913
===================================================================================================================================
                                                             Total Investments (Cost--$294,703,473)--96.6%              295,102,723
                                                             Time Deposit--0.0%***                                          144,518
                                                             Other Assets Less Liabilities--3.4%                         10,266,934
                                                                                                                       ------------
                                                             Net Assets--100.0%                                        $305,514,175
                                                                                                                       ============
===================================================================================================================================

(a)   Floating rate note.
(b)   Represents the interest only portion of a mortgage-backed obligation.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d)   Represents a principal only obligation.
  * Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
 ** Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
***   Time deposit bears interest at 2.75% and matures on 7/02/2001.
      See Notes to Financial Statements.


                                    18 & 19

                                  Merrill Lynch Low Duration Fund, June 30, 2001

STATEMENT OF ASSETS AND LIABILITIES

LOW DURATION
MASTER PORTFOLIO         As of June 30, 2001
================================================================================================================
Assets:                  Investments, at value (identified cost--$294,703,473) ....                 $295,102,723
                         Time deposit .............................................                      144,518
                         Cash .....................................................                          887
                         Receivables:
                           Contributions ..........................................  $7,734,385
                           Interest ...............................................   3,453,116
                           Paydowns ...............................................     160,707       11,348,208
                                                                                     ----------
                         Prepaid expenses and other assets ........................                        5,083
                                                                                                    ------------
                         Total assets .............................................                  306,601,419
                                                                                                    ------------
================================================================================================================
Liabilities:             Payables:
                           Withdrawals ............................................     928,175
                           Investment adviser .....................................      98,985        1,027,160
                                                                                     ----------
                         Accrued expenses and other liabilities ...................                       60,084
                                                                                                    ------------
                         Total liabilities ........................................                    1,087,244
                                                                                                    ------------
================================================================================================================
Net Assets:              Net assets ...............................................                 $305,514,175
                                                                                                    ============
----------------------------------------------------------------------------------------------------------------
Net Assets               Partners' capital ........................................                 $305,114,925
Consist of:              Unrealized appreciation on investments--net ..............                      399,250
                                                                                                    ------------
                         Net assets ...............................................                 $305,514,175
                                                                                                    ============
================================================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

LOW DURATION
MASTER PORTFOLIO         For the Period October 6, 2000+ to June 30, 2001
================================================================================================================
Investment               Interest .................................................                  $16,465,737
Income:                  Dividends ................................................                      100,035
                                                                                                     -----------
                         Total income .............................................                   16,565,772
                                                                                                     -----------
================================================================================================================
Expenses:                Investment advisory fees .................................  $  491,202
                         Accounting services ......................................     164,974
                         Trustees' fees and expenses ..............................      16,769
                         Custodian fees ...........................................      14,810
                         Offering costs ...........................................       5,179
                         Pricing fees .............................................       2,842
                         Professional fees ........................................       2,453
                         Other ....................................................      10,280
                                                                                     ----------
                         Total expenses ...........................................                      708,509
                                                                                                     -----------
                         Investment income--net ...................................                   15,857,263
                                                                                                     -----------
================================================================================================================
Realized &               Realized loss from investments--net ......................                   (3,356,685)
Unrealized Gain          Change in unrealized appreciation/depreciation on
(Loss) on                investments--net .........................................                    5,905,623
Investments--Net:                                                                                    -----------
                         Net Increase in Net Assets Resulting from Operations .....                  $18,406,201
                                                                                                     ===========
================================================================================================================

+ Commencement of operations.

  See Notes to Financial Statements.


                                    20 & 21

                                  Merrill Lynch Low Duration Fund, June 30, 2001

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 For the Period
LOW DURATION                                                                                     Oct. 6, 2000+
MASTER PORTFOLIO         Increase in Net Assets:                                                to June 30, 2001
================================================================================================================
Operations:              Investment income--net ................................................   $  15,857,263
                         Realized loss on investments--net .....................................      (3,356,685)
                         Change in unrealized appreciation/depreciation on investments--net ....       5,905,623
                                                                                                   -------------
                         Net increase in net assets resulting from operations ..................      18,406,201
                                                                                                   -------------
================================================================================================================
Net Capital              Increase in net assets derived from net capital contributions .........     287,057,874
Contributions:                                                                                     -------------

================================================================================================================
Net Assets:              Total increase in net assets ..........................................     305,464,075
                         Beginning of period ...................................................          50,100
                                                                                                   -------------
                         End of period .........................................................   $ 305,514,175
                                                                                                   =============
================================================================================================================

+ Commencement of operations.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                 For the Period
LOW DURATION             The following ratios have been derived from                              Oct. 6, 2000+
MASTER PORTFOLIO         information provided in the financial statements.                       to June 30, 2001
=================================================================================================================
Ratios to Average        Expenses ....................................                                      .30%*
Net Assets:                                                                                         ============
                         Investment income--net .............................                              6.78%*
                                                                                                    ============
=================================================================================================================
Supplemental Data:       Net assets, end of period (in thousands) .........                         $    305,514
                                                                                                    ============
                         Portfolio turnover ...............................                              192.04%
                                                                                                    ============
=================================================================================================================

* Annualized.
+ Commencement of operations.

See Notes to Financial Statements.


                                    22 & 23

                                  Merrill Lynch Low Duration Fund, June 30, 2001

NOTES TO FINANCIAL STATEMENTS

LOW DURATION MASTER PORTFOLIO

1. Significant Accounting Policies:

Low Duration Master Portfolio (the "Portfolio") is a fund of Fund Asset Management Master Trust (the "Master Trust"). The Master Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. On October 6, 2000, the Portfolio received all of the assets of a registered investment company that converted to a master/feeder structure. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Master Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Master Trust has entered into an Investment Advisory Agreement for the Portfolio with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the annual rate of 0.21%.

Prior to January 1, 2001, FAM provided accounting services to the Portfolio at its cost and the Portfolio reimbursed FAM for these services. FAM continues to provide certain accounting services to the Portfolio. The Portfolio reimburses FAM at its cost for such services. For the period October 6, 2000 to June 30, 2001, the Portfolio reimbursed FAM an aggregate of $73,535 for the above-described services. The Master Trust entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Portfolio. The Portfolio pays a fee for these services.

Certain officers and/or trustees of the Master Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period October 6, 2000 to June 30, 2001 were $612,119,342 and $700,304,158, respectively.

Net realized gains (losses) for the period October 6, 2000 to June 30, 2001 and net unrealized gains as of June 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                     Realized        Unrealized
                                                  Gains (Losses)        Gains
--------------------------------------------------------------------------------
Long-term investments .........................     $(3,417,997)     $   399,250
Short-term investments ........................              (3)              --
Financial futures contracts ...................          61,315               --
                                                    -----------      -----------
Total investments .............................     $(3,356,685)     $   399,250
                                                    ===========      ===========
--------------------------------------------------------------------------------

As of June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $135,834, of which $1,781,400 related to appreciated securities and $1,645,566 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $294,966,889.

4. Short-Term Borrowings:

On December 1, 2000, the Master Trust, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Portfolio did not borrow under the facility during the period October 6, 2000 to June 30, 2001.

5. Change in Independent Auditors:

On July 31, 2001, the Board of Trustees of the Master Trust, upon the recommendation of the Board's audit committee, approved a change of the Fund's independent auditors to Ernst & Young LLP. There were no disagreements between Fund management and PricewaterhouseCoopers LLP prior to their resignation.


                                    24 & 25

                                  Merrill Lynch Low Duration Fund, June 30, 2001

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Fund Asset Management Master Trust and Investors of Low Duration Master Portfolio:

We have audited the accompanying statement of assets and liabilities of Low Duration Master Portfolio, including the schedule of investments, as of June 30, 2001, and the related statements of operations and changes in net assets and the financial highlights for the period from October 6, 2000 (commencement of operations) to June 30, 2001. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Low Duration Master Portfolio at June 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from October 6, 2000 to June 30, 2001, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP

MetroPark, New Jersey
August 17, 2001

[LOGO] Merrill Lynch  Investment Managers

                               [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks to maximize total return, consistent with capital preservation. The Fund will seek to achieve its objective by investing all of its assets in Low Duration Master Portfolio of Fund Asset Management Master Trust, which has the same investment objective as the Fund.

The Portfolio may invest a portion of its assets in non-investment-grade debt securities, commonly referred to as high yield "junk" bonds, which may be subject to greater market fluctuations and risk of loss of income and principal than securities in higher rating categories. The Portfolio may also invest a portion of its assets in emerging markets and other foreign securities, which involve special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity, and the possibility of substantial volatility due to adverse political, economic or other developments.

Merrill Lynch Low Duration Fund of
Merrill Lynch Investment Managers Funds, Inc.
725 South Figueroa Street, Suite 4000
Los Angeles, CA
90017-5400

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